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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               DECEMBER 10, 1996
               Date of Report (Date of earliest event reported)


                          SA TELECOMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     0-18048                   75-2258519
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


    1600 PROMENADE CENTER, 15TH FLOOR
             RICHARDSON, TX                                        75080
(Address of Principal Executive Offices)                         (Zip Code)


                                (972) 690-5888
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                          -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     SA Telecommunications, Inc. issued the press release which is attached as
Exhibit 20.1 hereto on December 10, 1996, which press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.                   Document Description

          20.1*                         Press Release of SA
                                        Telecommunications, Inc.
                                        dated December 10, 1996

--------------
*Filed herewith

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SA TELECOMMUNICATIONS, INC.

DATE:     December 10, 1996             BY:  /s/ Jack W. Matz, Jr.
                                            --------------------------
                                             Jack W. Matz, Jr.
                                             Chairman and
                                             Chief Executive Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.              DOCUMENT DESCRIPTION

20.1                     Press Release of SA Telecommunications, Inc. dated
                         December 10, 1996